                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MEDAR, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Medar, Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Medar, Inc., a Michigan corporation, will be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan 48335, on Wednesday, May 27, 1998, at 4:00 p.m. local time for the following purposes, all of which are more completely set forth in the accompanying proxy statement.

     1. To elect seven Directors; and

     2. To transact such other business as may properly come before the meeting.

     In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed at April 2, 1998. Only Shareholders of record at the close of business on that date will be entitled to vote at the meeting.

                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

Farmington Hills, Michigan
April 22, 1998

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Medar, Inc. (the Company) for use at the Annual Meeting of Shareholders of the Company to be held on May 27, 1998 at 4:00 p.m., or any adjournments thereof. This Proxy Statement is being mailed on or about April 22, 1998 to all holders of record of common stock of the Company as of the close of business on April 2, 1998.

                             PURPOSE OF THE MEETING

     The purpose of this Annual Meeting of Shareholders shall be to elect Directors and to transact such other business as may properly come before the meeting.

                                     VOTING

     Common Stock with no par value is the only voting stock of the Company. Holders of record at the close of business on April 2, 1998 are entitled to one
(1) vote for each share held. As of April 2, 1998, the Company had 9,024,901 shares outstanding. Holders of stock entitled to vote at the meeting do not have cumulative voting rights with respect to the election of Directors.

     All shares represented by proxies shall be voted "FOR" each of the matters recommended by management unless the Shareholder, or his duly authorized representative, specifies otherwise or unless the proxy is revoked. Any Shareholder who executes the proxy referred to in this statement may revoke it before it is exercised, provided written notice of such revocation is received at the office of the Company in Farmington Hills, Michigan at least twenty-four
(24) hours before the commencement of the meeting, or provided the grantor of the proxy is present at the meeting and, having been recognized by the presiding officer, announces such revocation in open meeting. All Shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon and return it to the Company.

     In elections of directors where the number of nominees is equal to the number of positions to be filled, the vote required to elect each director is equal to the majority of the votes cast in such election. Actions other than elections of directors are also authorized by a majority of the votes cast. Although state law and the articles of incorporation and bylaws of the Company are silent on the issue, it is the intent of the Company that proxies received which contain abstentions or broker non-votes as to any matter will be included in the calculations as to the presence of a quorum, but will not be counted as votes cast in such matter in the calculation as to the needed majority vote.

                             ELECTION OF DIRECTORS

     It is the intention of the persons named in the proxy to vote for election of the following nominees to the Board of Directors to hold office until the next Annual Meeting or until their successors are elected. In the event any nominee should be unavailable, which is not anticipated, the shares may, in the discretion of the proxy holders, be voted for the election of such persons as the Board of Directors may submit. Directors are elected for a term of one (1) year and until their successors are elected and qualified. Proxies will be voted only to the extent of the number of nominees named. Although the Company's Board of Directors is currently composed of seven members, the bylaws of the Company allow for up to nine directors. In the event qualified individuals are identified, two additional directors could be appointed at a later date by the Board.

     The following information is furnished concerning the nominees, all of whom have been nominated by the Board of Directors and are presently Directors of the Company.

                                                                                             SERVED AS
                                             PRESENT POSITION WITH THE                       DIRECTOR
            NAME                         COMPANY AND PRINCIPAL OCCUPATION              AGE     SINCE
            ----                         --------------------------------              ---   ---------
Max A. Coon.................  Secretary and Vice Chairman of the Board of Medar,       63      1978
                              Inc.; President and Chairman of the Board of Maxco,
                              Inc.
Richard R. Current..........  Executive Vice President, Finance and Operations of      53      1996
                              Medar, Inc.
Charles J. Drake............  Chairman of the Board and Chief Executive Officer of     57      1978
                              Medar, Inc.
Stephan Sharf...............  President of SICA Corp, a Michigan based automotive      77      1986
                              industry consulting firm
Vincent Shunsky.............  Treasurer of Medar, Inc.; Director, Treasurer and Vice   49      1978
                              President of Finance of Maxco, Inc.
William B. Wallace..........  Senior Managing Director of Equity Partners, Ltd., a     53      1990
                              Troy, Michigan based private investment banking firm
Stephen R. Zynda............  General Counsel of Midwest Bridge Company, a             46      1993
                              Williamston, Michigan based bridge and road building
                              contractor

     All of the foregoing Directors and nominees have been engaged in the principal occupation specified for the previous five years with the exception of the following:

     Richard R. Current joined the Company in May 1995 as its Vice President of Finance. In March 1996, Mr. Current was promoted to the position of Executive Vice President, Finance and Operations and was also named a Director of the Company. Prior to joining Medar, Mr. Current was managing partner of Ernst & Young's Lansing, Michigan practice from 1985 to 1992 and was the Chief Financial Officer of The Shane Group, Inc., a Hillsdale, Michigan holding company with ownership of a number of manufacturing and distribution subsidiaries, from 1992 to 1995. In September 1997, a corporation of which Mr. Current had previously served as an officer and director filed a petition for liquidation under Chapter 7 of the Bankruptcy Code. Although he was nominally an officer and director, Mr. Current's involvement was primarily as an investor, he did not receive any compensation from the company and was not involved in day-to-day operations. Due to these, among other factors, the Company does not believe this action is material to an evaluation of Mr. Current's abilities as a director and officer of the Company.

     Charles J. Drake resigned his position as President of the Company in February 1998. He continues to serve as the Chairman and Chief Executive Officer of the Company as he has since 1978.

     Messrs. Coon, Drake and Shunsky are also Directors of Maxco, Inc., whose stocks is traded on the Nasdaq Stock Market.

     The Board of Directors has established a Compensation Committee whose members are Max A. Coon and Vincent Shunsky. The Compensation Committee is responsible for establishing compensation for the Company's Chief Executive Officer, approving executive compensation levels of all other executives and authorizing the levels and timing of bonus payments. In addition, this committee is responsible for administering the Company's Stock Option Plans, including designating the recipients and terms of specific option grants. The Compensation Committee met seven times during the period ended December 31, 1997 to grant options on 267,000 shares and to establish compensation criteria and levels. The Audit Committee, whose members are William B. Wallace, Charles J. Drake and Stephan Sharf, met two times in 1997. The Audit Committee is responsible for discussing the scope and timing of independent audit work, selecting independent auditors, discussing problems and experience in completing audit work, reviewing audited financial statements, discussing findings and recommendations of independent auditors, monitoring the system of internal control and overseeing conflict of interest and related party transaction policies. The Company does not have a standing nominating committee.

     During the period ended December 31, 1997, there were a total of eight meetings of the Board of Directors. None of the above nominees attended fewer than 75% of the meetings held during the period.

DIRECTOR COMPENSATION

     Directors who are not officers of the Company receive $200 for each meeting attended. In addition, Messrs. Sharf and Wallace each have consulting agreements with the Company pursuant to which they have agreed to provide consulting services to the Company for so long as they hold office as directors. The Company paid both Mr. Sharf and Mr. Wallace $9,600 for such consulting services during the fiscal year.

                               EXECUTIVE OFFICERS

     The following table sets forth information concerning the Executive Officers of the Company.

                                               PRESENT POSITION WITH THE                         SERVED AS
             NAME                          COMPANY AND PRINCIPAL OCCUPATION             AGE    OFFICER SINCE
             ----                          --------------------------------             ---    -------------
Charles J. Drake...............    Chairman of the Board And Chief Executive Officer    57         1978
                                   of Medar, Inc.
Mark R. Doede..................    President and Chief Operating Officer of Medar,      40         1989
                                   Inc.
Richard R. Current.............    Executive Vice President, Finance and Operations     53         1995
                                   and Director of Medar, Inc.
Michael J. Charchol............    Vice President, Vision Products of Medar, Inc.       56         1996
Lyle D. Harbin.................    Vice President of Marketing, Welding Products of     64         1985
                                   Medar, Inc.
Arthur D. Harmala..............    Vice President of Marketing, Vision Products of      54         1995
                                   Medar, Inc.
George R. Mather, Jr. .........    Former Vice President of Engineering, Vision         58         1996
                                   Products of Medar, Inc.
Max A. Coon....................    Secretary and Vice Chairman of the Board of          63         1978
                                   Medar, Inc.; President and Chairman of the Board
                                   of Maxco, Inc.
Vincent Shunsky................    Treasurer and Director of Medar, Inc.; Treasurer,    49         1978
                                   Vice President of Finance and Director of Maxco,
                                   Inc.

     All of the foregoing officers of the Company have been engaged in the principal occupations specified above for the previous five years except as stated above and as follows:

     Michael J. Charchol was appointed as Vice President, Vision Products of Medar, Inc. in March 1998. Prior to that time he had served for seven years as Vice President of the Company's Integral Vision -- AID subsidiary.

     Mark R. Doede was appointed as President and Chief Operating Officer of the Company in February 1998. Prior to that time, Mr. Doede served as Vice President and Chief Operating Officer of the Welding Products Division of the Company since 1996 and served the Company in various other capacities since 1980.

     Arthur D. Harmala was appointed as Vice President of Marketing, Vision Products in March 1995. He has been Vice President, Sales and Marketing for the Company's wholly owned subsidiary, Integral Vision -- AID, Inc., since 1989 and was previously employed by the Company since 1985 as director of marketing for Medar's line of vision products. Mr. Harmala previously worked in sales management positions at Allen-Bradley Company, Inc., a manufacturer of programmable controllers, and at Perceptron, Inc., a manufacturer of non-contact gauging products.

     George R. Mather, Jr. resigned his position as Vice President of Engineering, Vision Products of Medar, Inc. and terminated his employment with the Company in February 1998.

                             EXECUTIVE COMPENSATION

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors (the "Committee") consists of Max A. Coon and Vincent Shunsky. Messrs. Coon and Shunsky, although officers of the Company, are also officers and directors of Maxco, Inc., are paid by Maxco, Inc. and receive no compensation from the Company. Mr. Charles J. Drake, the Company's Chief Executive Officer, is a director of Maxco, Inc.

OVERVIEW AND PHILOSOPHY

     The Committee is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The objectives of the Company's executive compensation program are to:

      -- Support the achievement of desired Company performance.

      -- Provide compensation that will attract and retain superior talent and reward performance.

      -- Align the executive officers' interests with the success of the Company by placing a portion of pay at risk, with payout dependent upon corporate performance, and through the granting of stock options.

     The executive compensation program provides an overall level of compensation opportunity that is competitive with companies of comparable size and complexity. The Compensation Committee will use its discretion to set executive compensation where in its judgment external, internal or an individual's circumstances warrant it.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and deferred compensation plans, generally available to employees of the Company.

BASE SALARY

     Base salary levels for the Company's executive officers are competitively set relative to other comparable companies. In determining salaries the Committee also takes into account individual experience and performance.

ANNUAL INCENTIVE COMPENSATION

     The Company's annual incentive program for executive officers and key managers provides direct financial incentives in the form of an annual cash bonus to executives to achieve the Company's annual goals. Goals for Company performance are set at the beginning of each fiscal year. In 1997, the following measures of Company performance were selected: corporate revenue, corporate earnings, new product development, market penetration, and customer satisfaction.

     Specific individual performance is also taken into account in determining bonuses, including meeting department goals, attitude, dependability, cooperation with co-workers, and creativity or ideas that benefit the Company. In addition, significant individual effort in dealing with specific issues is taken into consideration.

STOCK OPTION PROGRAM

     The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's common stock.

     In May 1995 a stock option plan allowing the issuance of options on up to 500,000 shares of the Company's common stock was approved by the Shareholders. This stock option plan provides for the grant of both options intended to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code, as amended, and nonstatutory stock options which do not qualify for such treatment.

     The stock option plan authorizes a committee of directors to award executive and key employee stock options, as well as options to directors and nonemployees who are in a position to materially benefit the Company. Stock options are granted at an option price equal to the fair market value of the Company's common stock on the date of grant, have ten year terms and can have exercise restrictions established by the committee. Awards are made at a level calculated to be competitive with companies of comparable size and complexity.

DEFERRED COMPENSATION

     Effective July 1, 1986, the Company adopted a 401(k) Employee Savings Plan. The 401(k) is a "cash or deferred" plan under which employees may elect to contribute a certain portion of their compensation which they would otherwise be eligible to receive in cash. The Company has agreed to make a matching contribution of 20% of the employees' contributions of up to 6% of their compensation. In addition, the Company may make a profit sharing contribution at the discretion of the Board. All full time employees of the Company or its U.S. subsidiaries who have completed six months of service are eligible to participate in the plan. Participants are immediately 100% vested in all contributions. The plan does not contain an established termination date and it is not anticipated that it will be terminated at any time in the foreseeable future.

BENEFITS

     The Company provides medical benefits to the executive officers that are generally available to Company employees. In addition, executive officers may be provided with other benefits, such as life insurance and automobiles. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for any executive officer for fiscal 1997.

CHIEF EXECUTIVE OFFICER

     Charles J. Drake has served as the Company's Chief Executive Officer since 1978. His base salary for the 1997 year was $160,000. No bonus was paid to Mr. Drake for 1997.

     Significant factors in establishing Mr. Drake's compensation were his strategic and overall management direction of the Company and his position and long service to the Company.

     The Committee believes Mr. Drake's compensation is comparable to that of chief executive officers of similar companies.
THE COMPENSATION COMMITTEE
Max A. Coon
Vincent Shunsky

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and to the other executive officers whose compensation for the 1997 year exceeded $100,000:

                                                                                           LONG TERM
                                                                  ANNUAL                  COMPENSATION
                                                               COMPENSATION          ----------------------
                                                           --------------------                   ALL OTHER
                  NAME AND                                 SALARY        BONUS       OPTIONS       COMP(1)
             PRINCIPAL POSITION                  YEAR        ($)          ($)          (#)           ($)
             ------------------                  ----      ------        -----       -------      ---------
Charles J. Drake.............................    1997      160,000            0      100,000        2,484(2)
Chief Executive Officer                          1996      295,000            0            0          991(2)
                                                 1995      260,000            0      100,000(3)     1,890(2)
Mark R. Doede................................    1997      105,000            0       15,000          605(4)
President and                                    1996      105,000            0        3,000          599(4)
Chief Operating Officer                          1995       93,462            0            0          580(4)
Richard R. Current...........................    1997      115,000            0       10,000        1,813(5)
Executive Vice President,                        1996      115,000            0       20,000        1,488(5)
Finance and Operations                           1995       72,981            0            0           56(5)
Arthur D. Harmala............................    1997       90,000            0       15,000        1,202(7)
Vice President of Marketing,                     1996       92,380       20,000        8,000        1,156(7)
Vision Products                                  1995       76,448       61,692(6)     5,000        1,999(7)
Lyle D. Harbin...............................    1997      101,021            0       10,000        1,684(8)
Vice President of Sales,                         1996       80,962            0        3,000        1,400(8)
Welding Products                                 1995      100,806      114,882            0        2,522(8)

-------------------------
(1) Unless otherwise indicated, compensation in this category represents the Company's 20% match of employee deferrals of currently earned income into the 401(k) Employee Savings Plan.

(2) Includes premiums of $586, $991 and $1,890 paid by the Company on executive term life insurance in 1997, 1996 and 1995, respectively.

(3) These options have lapsed and may no longer be exercised.

(4) Includes premiums of $86, $79 and $60 paid by the Company on executive term life insurance in 1997, 1996 and 1995, respectively.

(5) Includes premiums of $433, $392 and $56 paid by the Company on executive term life insurance in 1997, 1996 and 1995, respectively.

(6) Represents sales commissions.

(7) Includes premiums of $315, $266 and $226 paid by the Company on executive term life insurance in 1997, 1996 and 1995, respectively.

(8) Includes premiums of $472, $428 and $722 paid by the Company on executive term life insurance in 1997, 1996 and 1995, respectively

OPTIONS

     The following table summarizes option grants during 1997 to the executive officers named in the Summary Compensation Table above, and the potential realizable value of such options at assumed rates of appreciation.

                           OPTION GRANTS DURING 1997

                                     INDIVIDUAL GRANTS
                         ------------------------------------------             POTENTIAL REALIZABLE VALUE AT
                                       % OF TOTAL                            ASSUMED ANNUAL RATES OF STOCK PRICE
                                        OPTIONS                                  APPRECIATION FOR OPTION TERM
                         OPTIONS       GRANTED TO       EXERCISE OR      --------------------------------------------
                         GRANTED      EMPLOYEES IN      BASE PRICE       EXPIRATION
        NAME               (#)        FISCAL YEAR         ($/SH)            DATE           5%($)            10%($)
        ----             -------      ------------      -----------      ----------        -----            ------
Charles J. Drake.....    100,000         36.6%             5.625          08-13-07       376,977.70      1,050,634.24
Mark R. Doede........     10,000(1)       5.5%             4.875          06-26-07        32,671.40         91,063.63
                           5,000(2)                        5.625          08-13-07        18,848.88         52,536.71
Richard R. Current...     10,000(1)       3.7%             4.875          06-26-07        32,671.40         91,063.63
Arthur D. Harmala....     15,000(1)       5.5%             4.875          06-26-07        49,007.10        136,595.45
Lyle D. Harbin.......     10,000(1)       3.7%             4.875          06-26-07        32,671.40         91,063.63

-------------------------
(1) These options are not exercisable until July 1, 1998.

(2) These options are not exercisable until August 13, 1998.

     The following table summarizes the option exercises by the executive officers named in the Summary Compensation Table above during 1997 and the value of the options held by such persons at the end of 1997.

                    OPTION EXERCISES IN LAST FISCAL YEAR AND
                             YEAR END OPTION VALUES

                                                                                               VALUE OF UNEXERCISED
                                                                      NUMBER OF UNEXERCISED    IN-THE-MONEY OPTIONS
                                                                        OPTIONS AT FY-END           AT FY-END
                                   SHARES                             ---------------------    --------------------
                                  ACQUIRED                                EXERCISABLE/             EXERCISABLE/
           NAME                ON EXERCISE(#)    VALUE REALIZED($)        UNEXERCISABLE           UNEXERCISABLE
           ----                --------------    -----------------        -------------           -------------
Charles J. Drake...........             0                   0                   250,000             $  137,500
Mark R. Doede..............         3,000                   0                   11,000/             $       0/
                                                                                 15,000                  5,000
Richard R. Current.........             0                   0                   35,000/             $       0/
                                                                                 10,000                  5,000
Arthur D. Harmala..........             0                   0                   19,000/             $       0/
                                                                                 15,000                  7,500
Lyle D. Harbin.............         7,000                   0                   19,000/             $  50,000/
                                                                                 10,000                  5,000

TRANSACTIONS WITH MANAGEMENT

     Charles J. Drake, the Chairman and CEO of the Company, was indebted to the Company during 1997, with the largest aggregate amount of such indebtedness being $345,715. This debt was incurred by Mr. Drake in order to exercise options to purchase 150,000 shares of the Company's common stock and to satisfy certain personal obligations and is evidenced by promissory notes bearing interest at 9%. At March 31, 1998, the amount of this indebtedness was $345,715.

     Mark R. Doede, the President and COO of the Company, was indebted to the Company during 1997 with the largest aggregate amount of such indebtedness being $245,496. This debt was incurred by Mr. Doede in order to satisfy certain personal obligations and is evidenced by a promissory note bearing interest at 9%. At March 31, 1998, the amount of this indebtedness was $195,496.

COMPLIANCE WITH REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers or beneficial owners of over 10% of any class of the Company's equity securities to file certain reports regarding their ownership of the Company's securities or any changes in such ownership. During the year ended December 31, 1997, all of such reports were filed as required.

                         COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company for the last five years with the cumulative total return on the CRSP Total Return Index for the NASDAQ Stock Market (US Companies)
(1) and the Dow Jones Industrial Technology Index (2) over the same period, assuming the investment of $100 in the Company's Common Stock, the NASDAQ Index and the Industrial Technology Index on December 31, 1992, and reinvestment of all dividends.

                                                                                         Dow Jones
                                                                                         Industrial
               Measurement Period                      MEDAR,          CRSP Total        Technology
             (Fiscal Year Covered)                      INC.          Return Index         Index
12/31/92                                                       100               100               100
12/31/93                                                       161               115                98
12/31/94                                                       196               112               104
12/31/95                                                       113               159               145
12/31/96                                                        80               195               140
12/31/97                                                        77               240               148

-------------------------
(1) The CRSP Total Return Index for the NASDAQ Stock Market (US Companies) is composed of all domestic common shares traded on the NASDAQ National Market and the NASDAQ Small-Cap Market.

(2) The Dow Jones Industrial Technology Index is composed of companies whose technology and high-tech products are primarily directed toward industrial production and/or quality control.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 31, 1998 regarding the beneficial ownership of the Company's Common Stock by (i) the Principal Shareholder (Maxco, Inc.), (ii) the only other beneficial owners of more than 5% of the Company's outstanding stock that are known to the Company, (iii) each of the Company's Directors, (iv) each of the Company's Executive Officers listed in the Summary Compensation Table, above, and (v) all Officers and Directors of the Company as a group.

                                                             AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                                     ---------------------------------------------------------
                                                       SOLE VOTING             SHARED VOTING
                                                           AND                      AND
                                                     INVESTMENT POWER         INVESTMENT POWER         PERCENT
                                                     ----------------         ----------------         -------
Maxco, Inc.......................................       2,130,605                                       23.61%
  1118 Centennial Way
  Lansing, MI 48917
State Street Bank and Trust Company as Trustee of
  the Textron Master Trust.......................       1,000,000(1)                                    11.08%
  One Enterprise Drive
  North Quincy, MA 02171
Fidelity Management & Research Company...........         725,000(2)                                     8.03%
  82 Devonshire Street
  Boston, M 02109
The TCW Group, Inc...............................         547,500(3)                                     6.07%
  865 South Figueroa Street
  Los Angeles, CA 90017
Charles J. Drake.................................         461,378(4)                                     4.97%
Max A. Coon......................................          33,400(5)               15,000                   *
Richard R. Current...............................          36,000(6)                3,000                   *
Mark R. Doede....................................          40,136(7)                                        *
Lyle D. Harbin...................................          19,180(8)                                        *
Arthur D. Harmala................................          29,000(9)                  100                   *
Stephan Sharf....................................                                   6,000                   *
Vincent Shunsky..................................          21,183(5)                                        *
William B. Wallace...............................          26,000(10)               3,000                   *
Stephen R. Zynda.................................           8,000(11)              18,000                   *
All Directors and Officers as a Group (11
  persons).......................................         684,277(12)              45,100                7.77%

-------------------------
  *  Beneficial ownership does not exceed 1%.

 (1) Information obtained from Schedule 13G dated February 12, 1998, filed with the Securities and Exchange Commission by State Street Bank and Trust Company and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934.

 (2) Information obtained from Schedule 13G dated February 14, 1998, filed with the Securities and Exchange Commission by FMR Corp and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934. Voting of the shares is carried out under written guidelines established by the Fidelity Funds Boards of Trustees.

 (3) Information obtained from Schedule 13G dated February 12, 1998, filed with the Securities and Exchange Commission by The TCW Group, Inc. and sent to the Company pursuant to Section 13(d) of the Securities Exchange Act of 1934.

 (4) Includes 250,000 shares on which Mr. Drake holds options which he is eligible to exercise.

 (5) Does not include shares of the Company held by Maxco, Inc., of which Mr. Coon is the President and Chairman of the Board and the owner of 22.7% of its common stock, or shares of the Company held by the Maxco, Inc. Employee Profit Sharing Plan of which Messrs. Coon and Shunsky are trustees.

 (6) Includes 35,000 shares on which Mr. Current holds options which he is eligible to exercise.

 (7) Includes 11,000 shares on which Mr. Doede holds options which he is eligible to exercise.

 (8) Includes 19,000 shares on which Mr. Harbin holds options which he is eligible to exercise.

 (9) Includes 19,000 shares on which Mr. Harmala holds options which he is eligible to exercise.

(10) Includes 7,000 shares on which Mr. Wallace holds options which he is eligible to exercise.

(11) Includes 2,000 shares on which Mr. Zynda holds options which he is eligible to exercise.

(12) Includes 334,000 shares on which seven officers or directors hold options which they are eligible to exercise.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Ernst & Young served as auditors for the Company for the year ended December 31, 1997.

     The Company periodically evaluates its external audit requirements. The Audit Committee of the Board of Directors will make a decision as to the selection of external auditors for the year ending December 31, 1998 based on cost, response time and quality of services available.

     A representative of Ernst & Young is expected to be present at the Annual Meeting of Shareholders, will be available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

                             SHAREHOLDER PROPOSALS

     Any proposals which Shareholders of the Company intend to present at the next annual meeting of the Company must be received by the Company by December 27, 1998, for inclusion in the Company's proxy statement and proxy form for that meeting. Proposals should be directed to the attention of Investor Relations at the offices of the Company, 38700 Grand River Avenue, Farmington Hills, Michigan 48335.

                                 OTHER BUSINESS

     The management knows of no other matters that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by use of the mails, officers and regular employees of the Company may solicit proxies by telephone or in person.
                                          By Order of the Board of Directors

                                          Max A. Coon
                                          Secretary

                                                                     MDARR-PS-98

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE



==============================================                     1. ELECTION OF DIRECTORS.           For All   With-    For All
           MEDAR, INC.                                                                                 Nominees  hold     Except
==============================================                        M. COON       V. SHUNSKY           [ ]     [ ]        [ ]
                                                                      R. CURRENT    W. WALLACE
                                                                      C. DRAKE      S. ZYNDA
                                                                      S. SHARF

                                                                      INSTRUCTION:  To withhold authority to vote for any
                                                                      individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).  Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:

                                                                   2. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

    Please be sure to sign and date this Proxy.    Date
-------------------------------------------------------------         Mark box at right if an address change or comment has been
                                                                      noted on the reverse side of this card.                 [ ]


-------Shareholder sign here------------Co-owner sign here---


DETACH CARD                                                                                                            DETACH CARD

                                 MEDAR, INC.


             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 27, 1998


The undersigned hereby constitutes and appoints Max A. Coon and Charles J. Drake, and each or any of them, attorney and proxy for and in the names and stead of the undersigned, to vote all stock of Medar, Inc. ("Medar") on all matters, unless the contrary is indicated herein, at the Annual Meeting of Shareholders to be held at the corporate offices, 38700 Grand River Avenue, Farmington Hills, Michigan on May 27, 1998 at 4:00 p.m., local time, or at any adjournments thereof, according to the number of votes that the undersigned could vote if personally present at said meeting. The undersigned directs that this proxy be voted as follows on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

--------------------------------------------------------------------------------
   PLEASE MARK, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

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